SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2003


                               CIT RV Trust 1996-B
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        0-28744                                         52-2005294
(Commission File Number)                    (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                              07039-5703
(Address of principal executive offices and zip code)               (Zip Code)

Registrants' telephone number, including area code:  (973) 740-5000

                                  650 CIT Drive
                          Livingston, New Jersey 07039
          (Former name or former address, if changed since last report)

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

  99.1                                      Pool Data Report

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE CIT GROUP/SALES FINANCING,
                                           INC., as Servicer


                                           By: /s/ Barbara Callahan
                                               ---------------------------------
                                           Name:    Barbara Callahan
                                           Title:   Vice President


Dated:  March 13, 2003

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



                                                         CIT RV TRUST 1996-B
                                                          November 30, 2002

             The percentages and balances set forth in each of the following tables may not total due to rounding.

                                              GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
STATE                     CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
-----                     ------------               ------------            ------------------           ------------------
Alabama                             14                      0.66%               $       453,995                        1.11%
Alaska                               7                      0.33%                       103,874                        0.25%
Arizona                            104                      4.92%                     2,303,183                        5.64%
Arkansas                            19                      0.90%                       449,385                        1.10%
California                         498                     23.57%                     9,856,386                       24.13%
Colorado                            74                      3.50%                     1,080,542                        2.64%
Connecticut                         33                      1.56%                       493,883                        1.21%
Delaware                             2                      0.09%                        32,578                        0.08%
Florida                            107                      5.06%                     2,391,756                        5.85%
Georgia                             57                      2.70%                     1,208,894                        2.96%
Hawaii                               2                      0.09%                        21,776                        0.05%
Idaho                               13                      0.62%                       170,134                        0.42%
Illinois                            37                      1.75%                       700,563                        1.71%
Indiana                             16                      0.76%                       278,076                        0.68%
Iowa                                 8                      0.38%                       137,183                        0.34%
Kansas                              52                      2.46%                       990,321                        2.42%
Kentucky                             3                      0.14%                       149,319                        0.37%
Louisiana                           20                      0.95%                       532,209                        1.30%
Maine                                9                      0.43%                       204,411                        0.50%
Maryland                            47                      2.22%                       752,112                        1.84%
Massachusetts                       43                      2.04%                       668,258                        1.64%
Michigan                             9                      0.43%                       265,124                        0.65%
Minnesota                           15                      0.71%                       356,228                        0.87%
Mississippi                         11                      0.52%                       178,499                        0.44%
Missouri                            88                      4.16%                     1,261,753                        3.09%
Montana                              6                      0.28%                       218,245                        0.53%
Nebraska                             5                      0.24%                        74,087                        0.18%
Nevada                              61                      2.89%                     1,188,066                        2.91%
New Hampshire                       15                      0.71%                       348,625                        0.85%
New Jersery                         17                      0.80%                       276,978                        0.68%
New Mexico                          22                      1.04%                       464,990                        1.14%
New York                            55                      2.60%                     1,150,057                        2.82%
North Carolina                      48                      2.27%                     1,091,801                        2.67%
North Dakota                         1                      0.05%                        24,556                        0.06%
Ohio                                 7                      0.33%                       295,277                        0.72%
Oklahoma                           103                      4.87%                     1,532,712                        3.75%
Oregon                              46                      2.18%                       674,377                        1.65%
Pennsylvania                        15                      0.71%                       338,264                        0.83%
Rhode Island                        11                      0.52%                       147,213                        0.36%
South Carolina                      22                      1.04%                       256,818                        0.63%
South Dakota                         2                      0.09%                        32,062                        0.08%
Tennessee                           32                      1.51%                       670,963                        1.64%
Texas                              245                     11.59%                     4,754,467                       11.64%
Utah                                10                      0.47%                       248,783                        0.61%
Vermont                              4                      0.19%                        46,866                        0.11%
Virginia                            17                      0.80%                       299,566                        0.73%
Washington                          64                      3.03%                     1,157,613                        2.83%
West Virginia                        3                      0.14%                        43,838                        0.11%
Wisconsin                           11                      0.52%                       413,190                        1.01%
Wyoming                              2                      0.09%                        47,116                        0.12%
Other (2)                            1                      0.05%                        16,907                        0.04%
----------------------------------------------------------------------------------------------------------------------------
                                 2,113                     99.95%               $    40,853,878                      100.00%




----------------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations


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



                                                       RANGE OF CONTRACT RATES

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
RANGE OF               CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
CONTRACT RATES            CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
--------------            ------------               ------------            ------------------           ------------------
 0.00% - 8.48% (1)                  77                      3.64%               $     2,728,319                        6.68%
 8.49% - 9.48%                     285                     13.49%                     9,202,744                       22.53%
 9.49% - 10.48%                    656                     31.05%                    13,794,440                       33.77%
10.49% - 11.48%                    565                     26.74%                     8,712,373                       21.33%
11.49% - 12.48%                    305                     14.43%                     3,829,730                        9.37%
12.49% - 13.48%                    152                      7.19%                     1,809,133                        4.43%
13.49% - 14.48%                     59                      2.79%                       640,153                        1.57%
14.49% - 15.48%                     11                      0.52%                        80,569                        0.20%
15.49% - 16.48%                      3                      0.14%                        56,418                        0.14%
                      ------------------------------------------------------------------------------------------------------
                                 2,113                    100.00%               $    40,853,878                      100.00%

-----------------------
(1) Generally represents repossessed contracts or contract subject to the Soldiers' and Sailors' Civil Relief Act.












                                                    RANGE OF REMAINING MATURITIES

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
RANGE OF REMAINING     CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
MATURITIES IN MONTHS      CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
--------------------      ------------               ------------            ------------------           ------------------
    0 months                         2                      0.09%               $             3                        0.00%
  1 -  12 months                   117                      5.54%                       156,101                        0.38%
 13 -  24 months                   108                      5.11%                       337,533                        0.83%
 25 -  36 months                    34                      1.61%                       157,046                        0.38%
 37 -  48 months                   458                     21.68%                     3,447,647                        8.44%
 49 -  60 months                    67                      3.17%                       631,714                        1.55%
 61 -  72 months                   444                     21.01%                     5,192,888                       12.71%
 73 -  84 months                    85                      4.02%                     1,320,654                        3.23%
 85 -  96 months                    44                      2.08%                     1,232,760                        3.02%
 97 - 108 months                   645                     30.53%                    22,942,219                       56.16%
109 - 120 months                    68                      3.22%                     3,193,696                        7.82%
121 - 132 months                    37                      1.75%                     1,934,961                        4.74%
133 - 144 months                     3                      0.14%                       193,200                        0.47%
157 - 168 months                     1                      0.05%                       113,456                        0.28%
                      ------------------------------------------------------------------------------------------------------
                                 2,113                    100.00%               $    40,853,878                      100.00%






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



                                                    COLLATERAL TYPE DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
COLLATERAL TYPE           CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
---------------           ------------               ------------            ------------------           ------------------
Motor Homes                        925                     43.78%               $    28,294,649                       69.26%
Fifth Wheel                        420                     19.88%                     6,195,964                       15.17%
Travel Trailer                     663                     31.38%                     5,601,049                       13.71%
Other                              105                      4.97%                       762,216                        1.87%
                       -----------------------------------------------------------------------------------------------------
Total                            2,113                    100.00%               $    40,853,878                      100.00%



















                                                   DELINQUENCY STATUS DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
DELINQUENCY STATUS        CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
------------------        ------------               ------------            ------------------           ------------------
Current                          1,900                     89.92%               $    34,937,429                       85.52%
0 - 30 days                         33                      1.56%                       748,377                        1.83%
31 - 60 days                        13                      0.62%                       254,033                        0.62%
61 - 90 days                        45                      2.13%                     1,162,125                        2.84%
91 - 120 days                       22                      1.04%                       524,507                        1.28%
121 - 150 days                      22                      1.04%                       574,100                        1.41%
151 - 180 days                      10                      0.47%                       231,509                        0.57%
Repo                                68                      3.22%                     2,421,797                        5.93%
                   ---------------------------------------------------------------------------------------------------------
                                 2,113                    100.00%               $    40,853,878                      100.00%





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



                                               RANGE OF PRINCIPAL BALANCE OUTSTANDING


                                 TOTAL                    MINIMUM                       MAXIMUM                      AVERAGE
PRINCIPAL                BALANCE AS OF              BALANCE AS OF                 BALANCE AS OF                BALANCE AS OF
BALANCE TYPE              CUT-OFF DATE               CUT-OFF DATE                  CUT-OFF DATE                 CUT-OFF DATE
------------              ------------               ------------                  ------------                 ------------
Original               $    61,468,551              $       5,205               $       255,045               $       29,091
Current                $    40,853,878              $           -               $       183,847               $       19,335








                                                NEW VS. USED COLLATERAL DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
NEW VS. USED              CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
------------              ------------               ------------            ------------------           ------------------
New                              1,444                     68.34%               $    29,790,761                       72.92%
Used                               669                     31.66%                    11,063,117                       27.08%
                     -------------------------------------------------------------------------------------------------------
                                 2,113                    100.00%               $    40,853,878                      100.00%






                                           RANGE OF CREDIT SCORES

                         MINIMUM AS OF              MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
SCORE TYPE            ORIGINATION DATE           ORIGINATION DATE              ORIGINATION DATE
----------            ----------------           ----------------              ----------------
FICO                                 0                        827                           643
Custom                               0                        304                           188



                             MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                         MINIMUM AS OF              MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE         CUT-OFF DATE               CUT-OFF DATE                  CUT-OFF DATE
-----------------         ------------               ------------                  ------------
Contract Rate                    0.00%                     16.00%                         9.59%
Original Term                60 months                 240 months                    167 months
Current Term                   0 month                 159 months                     93 months


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